SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 12, 2003

                      United Pan-Europe Communications N.V.
             (Exact name of registrant as specified in its charter)

                                 The Netherlands
                 (State or Other Jurisdiction of Incorporation)

                                    000-25365
                            (Commission File Number)

                                   98-0191997
                     (I.R.S. Employer Identification Number)

                                Boeing Avenue 53
                             1119 PE, Schiphol Rijk
                                 The Netherlands
              (Address and zip code of principal executive offices)

                                (31) 20-778-9840
              (Registrant's telephone number, including area code)
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Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

               Exhibit Number           Description
               --------------           -----------

               99.1 Motion for Order Authorizing (A) Transfer of Shares of SBS Broadcasting S.A. to the Company, (B) Sale of Shares and (C) Assumption and Assignment of Related Agreement, together with Exhibit A (Form of Purchase and Sale Agreement).

Item 9.   Regulation FD Disclosure.

     On February 12, 2003, United Pan-Europe Communications N.V. (the "Company") filed a motion (the "Motion") with the United States Bankruptcy Court for the Southern District of New York (the "U.S. Bankruptcy Court") for an order authorizing the transfer of shares of SBS Broadcasting S.A. ("SBS"), a joint stock company organized and existing under the laws of Luxembourg, to the Company from one of its non-debtor subsidiaries, and the sale by the Company of the SBS shares to a subsidiary of UnitedGlobalCom, Inc., the indirect parent of the Company. If the transactions are approved by the U.S. Bankruptcy Court, the Company intends to sell 6,000,000 common shares of SBS, representing a 21.2% ownership stake in SBS, for Euro 100,000,000. The proposed sale would be subject to higher and better offers from third parties which are received on or before the objection deadline for the Motion.

     It is anticipated that the proposed sale of the SBS shares will be on substantially the terms and conditions set forth in that form of Purchase and Sale Agreement (the "Sale Agreement") filed with the U.S. Bankruptcy Court, as Exhibit A to the Motion. A copy of the Motion (together with the Sale Agreement) is attached as Exhibit 99.1 herto and may also be obtained from the U.S. Bankruptcy Court's website located at http://www.nysb.uscourts.gov. The material provisions of the Sale Agreement are as follows:

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     GENERAL TERMS:           The Company shall sell and convey the SBS shares
                              to the purchaser and the purchaser shall purchase the SBS shares from the Company.

     PURCHASE PRICE:          The purchase price for the SBS Shares shall be
                              Euro 100,000,000 in cash on closing.

     CONDITIONS:              The sale of the SBS shares is subject to, inter
                              alia, the entry of the U.S. Bankruptcy Court's order approving the sale.

     CLOSING: The closing of the sale shall take place before the Effective Date (as defined in the Second Amended Chapter 11 Plan of Reorganization jointly proposed by the Company and New UPC, Inc., dated January 7, 2003 and filed with the U.S. Bankruptcy Court on January 9, 2003).

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   UNITED PAN-EUROPE COMMUNICATIONS N.V.

                                   By:     /s/ Anton A.M. Tuijten
                                           -------------------------------------
                                   Name:   Anton A.M. Tuijten
                                   Title:  Member of the Board of Management
                                           and General Counsel

Dated:  February 14, 2003

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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1 Motion for Order Authorizing (A) Transfer of Shares of SBS Broadcasting S.A. to the Company, (B) Sale of Shares and (C) Assumption and Assignment of Related Agreement, together with Exhibit A (form of Purchase and Sale Agreement).

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